EXHIBIT 23.1


                          Independent Auditors' Consent


The Board of Directors
W.P. Stewart & Co., Ltd.


     We consent to the incorporation by reference in this Registration Statement of W.P. Stewart & Co., Ltd. on Form S-8 of our report dated February 14, 2001, appearing in the annual report on Form 20-F of W.P. Stewart & Co., Ltd.

                                                   PricewaterhouseCoopers
                                                   Hamilton, Bermuda
                                                   October 4, 2001